UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 18, 2020

ALICO, INC.
(Exact name of registrant as specified in its charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Daniels Interstate Court, Suite 100, Fort Myers, FL 33913
(Address of principal executive offices)(Zip Code)

239-226-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Financial Information
Item 1.01	Entry into a Material Definitive Agreement

On each of May 18, 2020 and May 20, 2020 Alico, Inc. entered into a new agreement to supply its largest customer with citrus fruit. These new agreements are effective October 1, 2020, conclude on July 31, 2024, and succeed an existing agreement with this customer that is set to expire at the end of September 2020.

Each of the new agreements may be terminated (i) by the mutual written consent of Alico and the customer, or (ii) by either party to the new agreements if there has been a breach of the other party’s representations, warranties, covenants, agreements or obligations thereunder which breach is not cured within the applicable cure period.

The foregoing description of the material terms of the new agreements are not complete and are qualified in their entirety by reference to the full text of the new agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events

On May 21, 2020, Alico issued a press release announcing it has entered into two new agreements with its largest customer to supply citrus fruit. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1 and incorporated by reference herein.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1*	Alico, Inc. Orange Purchase Agreement R512 - May 20, 2020
10.2*	Alico, Inc. Orange Purchase Agreement R514 - May 18, 2020
99.1	Press Release, dated May 21, 2020

* Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, an unredacted copy of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	ALICO, INC.

	By:	/s/ Richard Rallo

Richard Rallo
Senior Vice President and Chief Financial Officer